Exhibit 10.75

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of March 31, 2009 (the “Effective Date”), is by and among The Children’s Place Retail Stores, Inc. (the “Issuer”), a corporation incorporated under the laws of Delaware, the parties listed as Guarantors on the signature pages to the Note Purchase Agreement (as defined below) (the “Guarantors”, collectively with the Issuer, the “Note Parties”, and each such Person a “Note Party”), Sankaty Advisors, LLC as collateral agent (the “Agent”), Crystal Capital Fund Management, L.P. as syndication agent, and each Note Purchaser listed on Schedule I attached to the Note Purchase Agreement, relating to the Note Purchase Agreement (collectively, the “Note Purchasers”), dated as of July 31, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Note Purchase Agreement”), among the Note Parties, the Note Purchasers from time to time party thereto, and the Agent.  Terms used but not defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

WHEREAS, under the Issuer’s Amended and Restated 2005 Equity Incentive Plan, associates of the Issuer, including executive officers, and directors are awarded, as part of their compensation, deferred shares and in certain limited circumstances, restricted shares.

WHEREAS, when these deferred shares vest, or (absent an election to be taxed at the time of grant under Section 83(b) of the Code) the restrictions lapse, the associate recognizes ordinary income which is subject to income and employment withholding taxes.

WHEREAS, if the associate is not able, either by reason of a restriction against trading imposed on the associate by the federal securities laws or (in certain limited circumstances by reason of restrictions imposed by contract), to sell those shares to cover his or her tax withholding obligations, the Issuer may withhold a number of the shares that would otherwise be delivered or for which the restrictions would lapse having a value equivalent to the amount of the required tax withholding.

WHEREAS, the Issuer retires the shares withheld and remits a cash amount to the government in an amount equivalent to the fair market value, as determined by the board of directors of the Issuer, of the shares withheld in respect of the applicable withholding amount;

WHEREAS, the Agent considers each such payment to be a Restricted Payment under Section 8.6.3 of the Note Purchase Agreement and wishes to amend the Note Purchase Agreement permit certain payments of such type, to the extent hereinafter set forth;

NOW THEREFORE, in consideration of the mutual agreements contained in the Note Purchase Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.  Amendment.  Effective as of July 31, 2008, upon satisfaction of the conditions precedent set forth in §2 hereof, and in reliance upon the representations and warranties of the Note Parties set forth in the Note Purchase Agreement and in this Waiver, the Agent and the Note Purchasers hereby :

(i)            amend Section 8.6.3 of the Note Purchase Agreement by adding a new subsection 8.6.3.5 to read in its entirety as follows:

8.6.5.       The Issuer may make Withholding Tax Payments in Fiscal Year 2008 in an amount not to exceed $650,000 in connection with the Withholding Share Retirement of Plan Shares.

(ii)           add, in appropriate alphabetical position, the following new definitions to Annex I of the Note Purchase Agreement:

“Deferred Shares” means shares of capital stock of the Issuer awarded to a Plan Participant pursuant to the Equity Incentive Plan with respect to which the interest of such Plan Participant vests over time.

“Equity Incentive Plan” means the Issuer’s Amended and Restated 2005 Equity Incentive Plan, as amended from time to time.

“Incentive Plan Tax Event” means the recognition by a Plan Participant of ordinary income which is subject to income and employment withholding taxes by reason of either (i) the lapse of restrictions on Restricted Shares with respect to which the Plan Participant has not made an election to be taxed at the time of grant under Section 83(b) of the Code or (ii) the vesting of Deferred Shares.

“Incentive Plan Tax Liability” means the amount of income and employment withholding taxes due and payable in connection with an Incentive Plan Tax Event.

“Plan Participant” means employees of the Issuer, including executive officers, and directors of the Issuer.

“Plan Shares” means Deferred Shares and/or Restricted Shares.

“Restricted Shares” means shares of capital stock of the Issuer awarded to a Plan Participant pursuant to the Equity Incentive Plan which are subject to restrictions on their sale by the Plan Participant and which are not Deferred Shares.

“Trading Prohibition” means a prohibition in effect at the time of an Incentive Plan Tax Event preventing the sale by a Plan Participant of Plan Shares in order to enable such Plan Participant to discharge Incentive Plan Tax Liability, which prohibition arises from a restriction against trading imposed by either the federal securities laws or by contract.

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“Withholding Tax Payment” means a cash payment by the Issuer to the appropriate Governmental Authority in an amount equal to the Incentive Plan Tax Liability of a Plan Participant made at a time when a Trading Prohibition affecting such Plan Participant is in effect.

“Withholding Share Retirement” means the retirement of Plan Shares of a Plan Participant having a fair market value, as determined by the board of directors of the Issuer, equal to the Incentive Plan Tax Liability of such Plan Participant which is the subject of a Withholding Tax Payment.

§2.          Conditions Precedent.  This Amendment shall become effective as of July 31, 2008 at such time as each of the Note Parties, the Required Purchasers and the Agent have duly executed and delivered to the Agent a counterpart signature page to this Amendment; and each of the Guarantors has duly executed and delivered to the Agent a counterpart signature page to the Ratification of Guaranty attached to this Amendment.

§3.          Representations and Warranties.  The Note Parties, hereby represent and warrant to the Agent and the Note Purchasers as follows:

(a)           Representations and Warranties.  All representations and warranties of each of the Note Parties contained in the Note Purchase Agreement and the other Note Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); provided, that, for the avoidance of doubt, for the limited purpose of this Amendment, this Section 3(a) shall not apply to Section 5.5.3 of the Note Purchase Agreement because the Projections referred to therein are currently in progress.  .

(c)           Default.  Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b)           Authority, Etc.  The execution and delivery by the Note Parties, of this Amendment and the Ratification of Guaranty attached to this Amendment and the performance by the Note Parties of all of their agreements and obligations under the Note Purchase Agreement as amended hereby and the other Note Documents to which they are party are within the corporate or limited liability company authority, as applicable, of the Note Parties and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of the Note Parties.

(c)           Enforceability of Obligations.  This Amendment, the Ratification of Guaranty attached to this Amendment, the Note Purchase Agreement, and the other Note Documents constitute the legal, valid and binding obligations of the Note Parties enforceable against the Note Parties in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and by equitable principles of general applicability, regardless of whether enforcement is sought in an action at law or proceeding in equity.

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§4.          Ratification of Existing Agreements.  The Note Parties agree that the Note Obligations are, except as otherwise expressly modified in this Amendment upon the terms set forth herein, ratified and confirmed in all respects.  In addition, by the execution of this Amendment, the Note Parties represent and warrant that no counterclaim, right of set-off or defense of any kind on the part of the Note Parties exists or is outstanding with respect to such Note Obligations.

§5.          No Other Amendments.  Except as expressly provided in this Amendment, all of the terms and conditions of the Note Purchase Agreement and the other Note remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Agent or the Note Purchasers to grant any similar or other future waiver or amendment of any of the terms and conditions of the Note Purchase Agreement or the other Note Documents or (b) in any way prejudice, impair or affect any rights or remedies of the Agent or the Note Purchasers under the Note Purchase Agreement or the other Note Documents.

§6.          Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§7.          Expenses.  Pursuant to Section 13.1 of the Note Purchase Agreement, all costs and expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Note Parties.

§8.          Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment shall be a “Note Document” under and as defined in the Note Purchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

THE ISSUER:	THE CHILDREN’S PLACE RETAIL STORES, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Executive Vice President, Finance & Administration

GUARANTORS:	THE CHILDREN’S PLACE SERVICES COMPANY, LLC

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Executive Vice President, Finance & Administration

TWIN BROOK INSURANCE COMPANY, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: President

THECHILDRENSPLACE.COM, INC.

	By:	/s/ Adrienne Urban
Name: Adrienne Urban
Title: Assistant Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Senior Vice President and Treasurer

***Signature Page to

Second Amendment to Note Purchase Agreement***

THE CHILDREN’S PLACE (VIRGINIA), LLC

By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Senior Vice President and Treasurer

[Signatures continue on following page]

***Signature Page to

Second Amendment to Note Purchase Agreement***

COLLATERAL AGENT:	SANKATY ADVISORS, LLC

	By:	/s/ Michael Ewald
		Name:	Michael Ewald
		Title:	Managing Director

NOTE PURCHASERS:	SANKATY CREDIT OPPORTUNITIES III, L.P.

	By:	/s/ Michael Ewald
		Name:	Michael Ewald
		Title:	Managing Director

SANKATY CREDIT OPPORTUNITIES IV, L.P.

	By:	/s/ Michael Ewald
		Name:	Michael Ewald
		Title:	Managing Director

SANKATY CREDIT OPPORTUNITIES IV (OFFSHORE MASTER), L.P.

	By:	/s/ Michael Ewald
		Name:	Michael Ewald
		Title:	Managing Director

[Signatures continue on following page]

***Signature Page to

Second Amendment to Note Purchase Agreement***

CRYSTAL CAPITAL ONSHORE WAREHOUSE LLC

As duly authorized: Crystal Capital Fund Management, L.P., as designated manager

By:	Crystal Capital Fund Management GP,
LLC, its General Partner

	By:	/s/ Evren Ozargun
Name: Evren Ozargun
Title: Diretor

[Signatures continue on following page]

***Signature Page to

Second Amendment to Note Purchase Agreement***

1903 ONSHORE FUNDING, LLC

By: GB Merchant Partners, LLC, its Investment Manager

By:	/s/ Wendy Landon
Name: Wendy Landon
Title: Managing Director

1903 OFFSHORE LOANS SPV LIMITED

By: GB Merchant Partners, LLC, its Investment Manager

By:	/s/ Wendy Landon
Name: Wendy Landon
Title: Managing Director

***Signature Page to

Second Amendment to Note Purchase Agreement***

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Waiver and the Notes Parties’ execution thereof; (b) agrees to be bound thereby; and (c) ratifies and confirms all of their respective obligations and liabilities under the Note Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in full force and effect with respect to, and continue to guarantee and secure, as applicable, the Note Obligations of the Note Parties under the Note Purchase Agreement.

GUARANTORS:	THE CHILDREN’S PLACE SERVICES COMPANY, LLC

	By:		/s/ Susan J. Riley
Name: Susan J. Riley
		Title:	Executive Vice President, Finance &
Administration

TWIN BROOK INSURANCE COMPANY, INC.

	By:		/s/ Susan J. Riley
Name: Susan J. Riley
Title: President

thechildrensplace.COM, INC.

	By:		/s/ Adrienne Urban
Name: Adrienne Urban
Title: Assistant Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC.

	By:		/s/ Susan J. Riley
Name: Susan J. Riley
Title: Senior Vice President and Treasurer

THE CHILDREN’S PLACE (VIRGINIA), LLC

	By:		/s/ Susan J. Riley
Name: Susan J. Riley
Title: Senior Vice President and Treasurer